      As filed with the Securities and Exchange Commission on June 21, 2002
                                                     Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ----------------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                 ----------------------------------------------


                           WIRE ONE TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in Its Charter)
                 ----------------------------------------------


            Delaware                                          77-0312442
  (State or Other Jurisdiction                             (I.R.S. Employer
of Incorporation or Organization)                         Identification No.)

                                 225 Long Avenue
                           Hillside, New Jersey 07205
                    (Address of Principal Executive Offices)

                            2000 Stock Incentive Plan
                            (Full Title of the Plan)
                 ----------------------------------------------

                                  Richard Reiss
                      Chairman and Chief Executive Officer
                           WIRE ONE TECHNOLOGIES, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205
                     (Name and Address of Agent for Service)

                                 (973) 282-2000
          (Telephone Number, Including Area Code, of Agent For Service)

                                   Copies to:

              Jonathan Birkhahn                     Michael J.W. Rennock, Esq.
    Executive VP Business Affairs and                Morrison & Foerster LLP
              General Counsel                      1290 Avenue of the Americas
       Wire One Technologies, Inc.                   New York, New York 10104
             225 Long Avenue                              (212) 468-8000
       Hillside, New Jersey 07205
             (973) 282-2000

               --------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
 Title of Securities to be        Amount          Proposed Maximum      Proposed Maximum          Amount of
         Registered                to be           Offering Price      Aggregate Offering       Registration
                                Registered         Per Share (1)            Price (1)                Fee
------------------------------------------------------------------------------------------------------------------

Common Stock, par value          1,400,000             $ 1.95              $2,730,000              $251
$.0001 per share
==================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the high and low prices of the Registrant's Common Stock quoted on the Nasdaq National Market on June 19, 2002.

================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.    Incorporation of Documents by Reference.

         The following documents filed by Wire One Technologies, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

         (1) The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-66948, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

         (2) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2001.

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

         (3) The Registrant's definitive Proxy Statement on Schedule 14A dated April 22, 2002.

         (4) The Registrant's Current Reports on Form 8-K filed with the Commission on January 10, 2002, January 15, 2002 and June 11, 2002.

         (5) The description of the Registrant's Common Stock contained in the Company's Registration Statement on Form S-1 filed with the Commission on July 28, 2000, Commission File No. (333-42518), and all amendments thereto filed for the purpose of updating such description.

       All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement but prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.    Exhibits.

       5.1      Opinion of Morrison & Foerster LLP.

       23.1     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

       23.2     Consent of BDO Seidman LLP, Independent Auditors.

       24.1     Power of Attorney (See page 4).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, Wire One Technologies, Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillside, State of New Jersey, on June 21, 2002.


                                     WIRE ONE TECHNOLOGIES, INC.

                                     By:      /s/ Richard Reiss
                                         -------------------------------
                                          Richard Reiss
                                          Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Richard Reiss and Jonathan Birkhahn, with full power to act alone, his true and lawful attorneys-in-fact and agents, jointly and severally, with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on this 21st day of June, 2002.


 Signature                                               Title
 ---------                                               -----

   /s/ Richard Reiss
-------------------------------------------------------  Chairman and Chief Executive Officer
 Richard Reiss                                           (Principal Executive Officer)

   /s/ Christopher Zigmont                               Chief Financial Officer
-------------------------------------------------------  (Principal Financial and Accounting Officer)
 Christopher Zigmont

   /s/ Lewis Jaffe
-------------------------------------------------------  President and Vice Chairman
 Lewis Jaffe

   /s/ Leo Flotron
-------------------------------------------------------  Chief Operating Officer and Director
 Leo Flotron

   /s/ Jonathan Birkhahn                                 Executive Vice President Business Affairs,
-------------------------------------------------------  General Counsel, Secretary and Director
 Jonathan Birkhahn

   /s/ Dean Hiltzik                                      Director
-------------------------------------------------------
 Dean Hiltzik

   /s/ James Kuster                                      Director
-------------------------------------------------------
 James Kuster

   /s/ Peter N. Maluso                                   Director
-------------------------------------------------------
 Peter N. Maluso

                                INDEX TO EXHIBITS



Exhibit
Number                              Description
------                              -----------

5.1               Opinion of Morrison & Foerster LLP.

23.1              Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

23.2              Consent of BDO Seidman LLP, Independent Auditors.

24.1              Power of Attorney (See page 4).